Prospectus Supplement	September 30, 2010

THE GEORGE PUTNAM FUND OF BOSTON Prospectuses dated November 30, 2009

Effective September 30, 2010, the name of the fund will change to George Putnam Balanced Fund.

PUTNAM INVESTMENTS	262688 9/10